VANGUARD(R) MASSACHUSETTS
TAX-EXEMPT FUND

SEMIANNUAL

[PHOTO OF SHIP]

May 31, 2000

[A MEMBER OF
THE VANGUARD GROUP(R) LOGO]

         HAVE THE PRINCIPLES OF INVESTING CHANGED?

         In a world of frenetic change in business, technology, and the financialmarkets, it is natural to wonder whether the basic principles of investing have changed.
         We don't think so.
         The most successful investors over the coming decade will be those who began the new century with a fundamental understanding of risk and who had the discipline to stick with long-term investment programs.

         Certainly, investors today confront a challenging, even unprecedented, environment.Valuations of market indexes are at or near historic highs. The strength and duration of the bull market in U.S. stocks have inflated people's expectations and diminished their recognition of the market's considerable risks. And the incredible divergence in stock returns--many technology-related stocks gained 100% or more in 1999, yet prices fell for more than half of all stocks--has made some investors question the idea of diversification.

         And then there is the Internet. Undeniably, it is a powerful medium for communications and transacting business. For investors, the Internet is a vast source of information about investments, and online trading has made it inexpensive and convenient to trade stocks and invest in mutual funds.

         However, new tools do not guarantee good workmanship. Information is not the same as wisdom. Indeed, much of the information, opinion, and rumor that swirl about financial markets each day amounts to "noise" of no lasting significance. And the fact that rapid-fire trading is easy does not make it beneficial. Frequent trading is almost always counterpro-ductive because costs--even at low commission rates--and taxes detract from the returns that the markets provide. Sadly, many investors jump into a "hot" mutual fund just in time to see it cool off. Meanwhile, long-term fund investors are hurt by speculative trading activity because they bear part of the costs involved in accommodating purchases and redemptions.

         Vanguard believes that intelligent investors should resist short-term thinking and focus instead on a few time-tested principles:

         o Invest for the long term. Pursuing your long-term investment goals is more like a marathon than a sprint.

         o Diversify your investments with holdings in stocks, bonds, and cash investments. Remember that, at any moment, some part of a diversified portfolio will lag other parts, and be wary of taking on more risk by "piling onto" the best-performing part of your holdings. Today's leader could well be tomorrow's laggard.

         o Step back from the daily frenzy of the markets; focus on your overall asset allocation.

         o Capture as much of the market's return as possible by minimizing costs and taxes.

Costs and taxes diminish long-term returns while doing nothing to reduce the risks you incur as an investor.

--------------------------------------------------------------------------------
CONTENTS

REPORT FROM THE CHAIRMAN    1            FUND PROFILE                    8

THE MARKETS IN PERSPECTIVE  4            PERFORMANCE SUMMARY            10

REPORT FROM THE ADVISER     6            FINANCIAL STATEMENTS           11
--------------------------------------------------------------------------------

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted."Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 5000(R)" and "Wilshire 4500" are trademarks of Wilshire Associates Incorporated.

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

         Interest rates for most municipal bonds ratcheted higher during the six months ended May 31, 2000--the first half of Vanguard Massachusetts Tax-Exempt Fund's fiscal year--and bond prices generally declined. In this environment, municipal bonds earned positive total returns, as price declines only partially offset the interest income earned during the period.

----------------------------------------------------------------
                                                  TOTAL RETURNS
                                                SIX MONTHS ENDED
                                                   MAY 31, 2000
----------------------------------------------------------------
Vanguard Massachusetts
 Tax-Exempt Fund                                      1.0%
----------------------------------------------------------------
Average Massachusetts
 Municipal Debt Fund*                                 0.5%
----------------------------------------------------------------
*Derived from data provided by Lipper Inc.

         As you can see in the adjacent table, our fund earned a six-month total return (capital change plus reinvested dividends) of 1.0%, which topped that of its average peer. Our fund's total return is based on a decrease in net asset value from $9.25 per share on November 30, 1999, to $9.10 per share on May 31, 2000, and is adjusted for dividends totaling $0.237 per share paid from net investment income. For Massachusetts residents, income earned by our fund is exempt from federal and Massachusetts income taxes, but may be subject to local taxes and to the alternative minimum tax.

         The fund's yield rose from 5.17% at the end of November 1999 to 5.62% on May 31. For taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yield at the end of the period was about 9.3%.

THE PERIOD IN REVIEW

The U.S. economy expanded impressively during the six months ended May 31, but the terrific pace of economic growth stoked fears of higher inflation--and, thus, higher interest rates. These fears put pressure on the prices of both stocks and bonds, making it a volatile six months for stocks, particularly for technology shares, and a generally lackluster half-year for bonds.

         The Federal Reserve Board continued its campaign to head off inflation by hiking its target for short-term interest rates by a full percentage point during the half-year. The yield of the 10-year U.S. Treasury note rose only slightly, to 6.27% on May 31 from 6.19% six months earlier, and the yield of 3-month Treasury bills rose by 32 basis points (0.32 percentage point) to close the period at 5.62%. However, the yield of the benchmark 30-year Treasury bond fell from 6.29% on November 30, 1999, to 6.01% on May 31, 2000. This decline resulted from the decreasing supply of long-term Treasury debt-- a development that drove prices higher and yields lower for the longest-term Treasuries.

         Yields of high-grade, long-term municipal bonds ended the half-year at 5.91%, up a tiny bit from 5.87% when the period began. Yields on top-grade (MIG-1) 3-month notes rose 35 basis points to 4.15% on May 31.

         Relative to U.S. Treasury bonds, longer-term municipal bonds are extremely attractive, particularly for investors in higher income tax brackets. On May 31,the yield of a high-grade, long-term municipal bond was equal to about 98% of the yield of the 30-year U.S. Treasury bond, whose interest is subject to federal income tax. The spread between long-term Treasury bonds and munis was unusually thin because of the heavy demand for--and, thus, lower yields of--long-term Treasuries. For securities with maturities of 10 years, the yield of municipal bonds was equal to about 85% of the yield of Treasuries, a proportion in line with the long-term historical rate.

         The U.S. stock market advanced during the six months, though as the period progressed investors' favor shifted toward value-oriented stocks and away from growth shares. The Wilshire 5000 Total Market Index, a measure of the entire U.S. stock market, gained 2.4% for the half-year. Among large-capitalization stocks, the returns of value stocks outpaced those of growth-oriented shares by nearly 2 percentage points (3.6% for the Standard &
Poor's 500/BARRA Value Index; 1.9% for the S&P 500/BARRA Growth Index).The split was especially evident from March through May, when large value stocks gained 10.0% and large growth stocks slipped -0.4%

PERFORMANCE OVERVIEW

Vanguard Massachusetts Tax-Exempt Fund earned 1.0% for the six months, ahead of the 0.5% return of its average peer and even with the return of the Lehman Brothers Municipal Bond Index, which exists outside the real world of operating expenses and transaction costs.

         Of course, a six-month return tells only part of the story of a bond fund's performance. It's important to note that semiannual returns for bond funds account for only half of the year's interest income, while prices fully and immediately reflect movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. During the 12 months ended May 31, 2000, our fund recorded a negative total return of -2.3%, consisting of an income return of 4.7% and a price decline of -7.0%.

         Also, keep in mind that rising interest rates, which cause bond prices to fall, are not entirely bad news for fixed income investors. For long-term bonds, a rise in interest rates causes an immediate price decline, but the long-term effect can be beneficial because there is more income to reinvest at higher yields. Conversely, when interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.

         Though bond prices can swing dramatically, over the long run it is interest income that accounts for virtually all of a bond fund's total return. As such, municipal bonds that now offer a yield of about 5.5% can provide a solid long-term return, particularly if inflation remains at relatively low levels.

         A key ingredient in our success is our significant cost advantage over similar funds. Our fund has an annualized expense ratio (expenses as a percentage of average net assets) of 0.19%, just a fraction of the 1.16% charged by the average Massachusetts tax-exempt fund. Our cost advantage, which provides us with a head start in our quest to outperform our competitors, and the skillful management of our investment adviser, Vanguard Fixed Income Group, create a powerful combination that we believe will continue to benefit our shareholders.

IN SUMMARY

The argument for holding bonds as well as stocks in a balanced portfolio is an enduring one that is not based on past returns or projections of future returns. Fixed income investments add to a portfolio's diversification, and interest income is a valuable and durable component of total return that, when compounded over long periods, plays an important role in accumulating wealth. For Massachusetts residents, the triple tax benefit of a Massachusetts municipal bond fund can be especially valuable.

         History has taught us that investors who maintain balanced portfolios of well- diversified stock funds, bond funds, and money market funds generally find it easierto maintain their equilibrium in turbulent times. We urge you to base your investment plans on your own goals, time horizon, and risk tolerance-- and then to stick with those plans over the long haul.

/s/

John J. Brennan
Chairman and Chief Executive Officer

June 14, 2000











--------------------------------------------------------------------------------
IN MEMORY
--------------------------------------------------------------------------------

It is with great sadness that I report the death of John C. Sawhill, an independent trustee of the fund and a member of The Vanguard Group's board of directors since 1991. John, an economist who was president and chief executive officer of The Nature Conservancy, died on May 18 at age 63. He was a senior lecturer at the Harvard Business School and had formerly served as president of New York University and as deputy secretary of the U.S. Department of Energy under President Jimmy Carter. John was a remarkable man who was full of energy, vigor, and life. His experience and wisdom added a great deal to Vanguard, and his death is a blow to everyone who knew and loved him. Though John's work on behalf of our funds was often carried on behind the scenes, he was a dedicated advocate for the best interests of our shareholders. He will be missed.

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED MAY 31, 2000

Strong crosscurrents pushed and tugged at financial markets during the six months ended May 31, 2000. Positive influences included very strong economic growth and rising corporate profits. Negative factors included tighter monetary policy, higher inflation, and concerns about stock valuations.

         Interest rates rose in most segments of the bond market, and bond prices slipped. Stock prices rose slightly, on balance, although wide day-to-day price swings were frequent.

         Uncertainty in both the bond and stock markets centered on the surprising performance of the U.S. economy, which grew at a torrid 7.3% pace in the final three months of 1999 and at a still-robust 5.4% during the first quarter of 2000. With U.S. unemployment at around 4.0% of the workforce, the Federal Reserve Board continued to be concerned that inflation would worsen unless the economic expansion slowed. The Fed raised short-term interest rates by 0.25 percentage point in February and again in March, before boosting rates by 0.50 percentage point in mid-May. These boosts, following three quarter-percentage-point increases in 1999, took the Fed's target for short-term rates to 6.5%. By the end of May, some signs of slowing had emerged in the economy, although it was not certain that the Fed had finished applying the brakes.

         Evidence on inflation was ambiguous. The Consumer Price Index increased 1.8% and 3.1%, respectively, for the six- and twelve-month periods ended May 31, but much of the increase was due to higher energy and food prices. Core inflation, which excludes those sectors, was up a less-scary 2.4% during the twelve months ended May 31.

-------------------------------------------------------------------------
                                                    TOTAL RETURNS
                                             PERIODS ENDED MAY 31, 2000
                                           ------------------------------
                                           6 MONTHS    1 YEAR    5 YEARS*
-------------------------------------------------------------------------
STOCKS

  S&P 500 Index                              2.9%      10.5%      23.8%
  Russell 2000 Index                         5.5        9.9       13.5
  Wilshire 5000 Index                        2.4       10.7       22.3
  MSCI EAFE Index                            0.7       17.4       10.4
-------------------------------------------------------------------------
BONDS

  Lehman Aggregate Bond Index                1.4%       2.1%       6.0%
  Lehman 10 Year Municipal Bond Index        0.7       -0.2        5.3
  Salomon Smith Barney 3-Month
   U.S. Treasury Bill Index                  2.7        5.2        5.2
-------------------------------------------------------------------------
OTHER

  Consumer Price Index                       1.8%       3.1%       2.4%
-------------------------------------------------------------------------
*Annualized.

U.S. STOCK MARKETS

Optimism about long-term prospects for technology, media, and telecommunications companies dominated the equity markets through the first three months of the period. But sentiment shifted suddenly in mid-March, sending the tech and telecom groups sharply lower. The tech-heavy Nasdaq Composite Index, for example, registered a 41.1% return from November 30 through February 29, only to give back most of the gains over the next three months. End result: a 2.4% return for the six months ended May 31.

         The overall stock market, as measured by the Wilshire 5000 Index, also returned 2.4%. Value stocks, those characterized by above-average dividend yields and below-average price/earnings and price/book value ratios, enjoyed a resurgence beginning in mid-March.

For the full six months, the value components of both the large-capitalization S&P 500 Index and the small-cap Russell 2000 Index outperformed the indexes' growth components.

         Within the S&P 500, the half-year's best return was the 48% gain recorded by "other energy" stocks, including oil-drilling and services companies that benefited from a continuing rise in oil prices. The producer-durables sector gained 18%, largely because of big gains for a number of manufacturers of telecommunications gear and semiconductor testing and fabrication equipment. Technology stocks, which now account for about one-quarter of the total stock market's value, gained about 12% for the six months.

         Poor performers included the utilities sector (-14% return), which was hurt by downturns in several large telephone stocks, and many consumer staples (-9%) and consumer-discretionary (-6%) companies. Prices fell steeply for a number of high-profile retailers, beverage and food makers, tobacco companies, and entertainment enterprises.

U.S. BOND MARKETS

The Federal Reserve's influence on interest rates is strongest for short-term securities.Over the six months, the Fed pushed up the rate charged on overnight loans between banks by 1 percentage point to 6.5%. Yields of 3-month U.S. Treasury bills rose only one-third as far (0.32 percentage point, or 32 basis points), to 5.62%. And long-term Treasury yields moved even less. The 10-year Treasury note rose just 8 basis points to 6.27% as of May 31, and yields fell for very long-term Treasury bonds due to a cutback in issuance of new bonds. As a result of the shrinking supply of long-term bonds, the yield of the 30-year Treasury bond declined 28 basis points--from 6.29% to 6.01%--during the half-year.

         Because short-term rates moved higher while long-term rates declined, there was an unusual "inversion" in the yield curve. Instead of sloping upward--with yields increasing along with the maturity of Treasury securities--the curve sloped down. The 6.01% yield of 30-year Treasuries on May 31 was 70 basis points below the 6.71% yield on 3-year Treasury notes.

         Corporate and municipal bonds did not perform as well as Treasury securities, and the yield curve for these sectors remained positive--yields of long-term bonds remained higher than those of short-term securities. The Lehman Aggregate Bond Index, a proxy for the overall taxable bond market, returned 1.4%, as a price decline of 2% offset most of the 3.4% income provided by bonds during the half-year.

INTERNATIONAL STOCK MARKETS

A stronger U.S. dollar and weak Asian markets made the half-year a lackluster one for U.S. investors in foreign stocks. Improving economic growth in most of the world helped a number of markets in Europe, Asia, and Latin America to produce good gains in their local currencies. However, the U.S. dollar increased in value versus most currencies, significantly reducing the returns received by dollar-based investors. (Conversely, when the dollar falls in value, returns from abroad are enhanced for U.S. investors.)

         The overall return in dollars from developed foreign markets was a scant 0.7%, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. However, in local currencies, the EAFE Index return for the six months was a very respectable 7.8%.

         In Europe, where stocks benefited from a continuance of corporate acquisitions, an average 12.8% gain in local-currency terms was reduced to 4.7% for U.S. investors because of the dollar's strength. Stocks in the Pacific region, which is dominated by Japan, returned -7.0% in dollars, as a -2.0% return in local-currency terms was further diminished by the dollar's gains. The Select Emerging Markets Free Index returned -2.8% in U.S. dollars.

REPORT FROM THE ADVISER

The economy continued its robust expansion during the six months ended May 31, 2000, the first half of the fiscal year for Vanguard Massachusetts Tax-Exempt
Fund. The unemployment rate fell as low as 3.9% and the economy grew at an annual rate of more than 5% during the half-year.

         A fear of inflation roiled the markets, as investors focused on rising short-term rates. On three occasions the Federal Reserve Board increased the federal funds rate to slow economic growth. In turn, this led to a noticeable increase in stock market volatility. Throughout the tumult, the tax-exempt bond market remained relatively calm. A typical long-term, high-quality municipal bond started the period with a 5.87% yield and ended it with a barely changed yield of 5.91%. Importantly, the transition from 1999 to 2000 went smoothly, without negative effects for either the issuers of municipal bonds or the financial markets.

         Although other markets were volatile during the half-year, tax-exempt bonds were a solid, if unglamorous, investment, and your fund continued to dutifully turn out consistent tax-exempt dividends. Often the municipal securities market lacks the dramatic allure of the stock market. However, tax-exempt securities are a reliable workhorse for the total return of an investor's portfolio.

         The fund earned a tax-free return of 1.0% during the half-year, double the 0.5% return of the average Massachusetts municipal bond fund and equal to the return of the Lehman Municipal Bond Index, our unmanaged benchmark.

LOW DEMAND, LOW SUPPLY

During the half-year, few new investors entered the municipal bond market. Indeed, most tax-exempt funds experienced net outflows of cash, as investors redeemed shares to finance other purchases or to pay federal taxes. During this time, the low demand for municipal bonds improved their value relative to taxable bonds. As of May 31, a highly rated, long-term state general obligation bond provided 98% of the income of a similar U.S. Treasury security, even though interest paid on the municipal bond is generally exempt from federal income tax, while interest on Treasuries is not. Investors in the top (39.6%) federal income tax bracket, therefore, received 2.3 percentage points in additional yield, after taxes, from high-quality, long-term muni bonds than from similar Treasuries. Such attractive relative yields have rarely endured.

         The supply of newly issued tax-exempt bonds so far in 2000 is a staggering 30% lower than last year. The stronger economy has boosted the finances of local governments, so fewer issuers need to tap the credit markets. The drop in new municipal bond issuance has supported prices for existing tax-exempt securities,especially in states with relatively high taxes. However, the effects of reduced supply have largely been offset by tepid demand for municipal bonds. At some point, we can expect that muni bond prices will rise in relation to those of taxable bonds and that the spread between yields of municipals and taxable bonds will widen.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

The adviser believes that the fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Massachusetts income taxes by investing in high-quality securities issued by Massachusetts state, county, and municipal governments.
--------------------------------------------------------------------------------

MATURITY SPREADS  NARROW,  CREDIT SPREADS WIDEN

For municipal bonds, as for other fixed income investments, the spread in yields between issues with short-and long-term maturities has narrowed. In the tax-exempt market, the gap in yields between a 1-year bond and a 30-year bond is only 1.4 percentage points, down from about 2.0 percentage points. In the Treasury bond market, short-term yields are currently higher than yields for long-term bonds. This is unusual, because investors typically require higher yields to lend money for longer periods. The anomaly reflects the Federal Reserve Board's raising of short-term rates and the fall in supply of long-term Treasury bonds. Even if the Fed keeps raising interest rates, we expect yields for tax-exempt bonds to maintain their usual upward-sloping curve, with yields rising as maturities increase.

         During the half-year, the spread between yields of high-quality municipal bonds and yields of lower-quality bonds widened. This meant that lower-quality bond prices lagged those of high-quality bonds and that investors were demanding higher yields to take on higher credit risk. During the period, the extra income paid by bonds with the lowest investment-grade rating (Baa/BBB) versus those with the highest quality (AAA) increased from 0.50 to 0.75 percentage point. This reversed the trend of recent years, when credit spreads narrowed to historical lows as investors stretched for incrementally higher returns by buying lower-quality bonds.

         The trend toward wider credit-quality spreads began with bonds used to finance hospitals and other health care facilities. Most health care providers have credit ratings in the middle or lower tiers of investment-grade ratings. Rising cost pressures and reductions in expense reimbursement from health insurers have taken a toll. Investors are cautious and have demanded higher yields to hold bonds from these issuers, a trend that has spilled over into all lower-quality sectors.

         As you have come to expect, Vanguard has maintained a steady commitment to higher-quality issues. We have sought to provide superior income by keeping expenses low, so that more of the funds' gross income flows to you, rather than by taking on increased credit risk. The market's recent focus on credit quality has helped our performance relative to peer funds.

IAN A. MACKINNON, MANAGING DIRECTOR
CHRISTOPHER M. RYON, PRINCIPAL
PAMELA WISEHAUPT TYNAN, PRINCIPAL
DANIEL S. SOLENDER, PRINCIPAL
VANGUARD FIXED INCOME GROUP

June 13, 2000

FUND PROFILE
MASSACHUSETTS TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of May 31, 2000, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.


FINANCIAL ATTRIBUTES                            INVESTMENT FOCUS
---------------------------------------------   --------------------------------
                    MASSACHUSETTS      LEHMAN
                       TAX-EXEMPT      INDEX*              [grid]
---------------------------------------------
Number of Issues              104      38,998   AVERAGE MATURITY        LONG
Yield                        5.6%          --   CREDIT QUALITY          HIGH
Yield to Maturity            5.8%          --
Average Coupon               5.3%        5.5%
Average Maturity       16.3 years  13.4 years
Average Quality                AA         AA+
Average Duration        9.4 years   7.5 years
Expense Ratio             0.19%**          --
Cash Reserves                1.1%          --

 *Lehman Municipal Bond Index.
**Annualized.


DISTRIBUTION BY CREDIT QUALITY               DISTRIBUTION BY MATURITY
(% OF PORTFOLIO)                             (% OF PORTFOLIO)
---------------------------------            -----------------------------------
AAA                         65.9%            Under 1 Year                  7.5%
AA                          17.8             1-5 Years                     2.2
A                            0.7             5-10 Years                   15.7
BBB                         15.6             10-20 Years                  48.8
BB                           0.0             20-30 Years                  21.4
B                            0.0             Over 30 Years                 4.4
---------------------------------            -----------------------------------
Total                      100.0%            Total                       100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

Average Maturity. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates. Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARY
MASSACHUSETTS TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: DECEMBER 9, 1998-MAY 31, 2000
-------------------------------------------------------   -------------------------------------------------
         MASSACHUSETTS TAX-EXEMPT FUND    LEHMAN*                 MASSACHUSETTS TAX-EXEMPT FUND     LEHMAN*
FISCAL   CAPITAL     INCOME     TOTAL     TOTAL           FISCAL  CAPITAL     INCOME     TOTAL      TOTAL
YEAR     RETURN      RETURN     RETURN    RETURN          YEAR    RETURN      RETURN     RETURN     RETURN
-------------------------------------------------------   -------------------------------------------------
1999     -7.5%       4.1%        -3.4%    -1.4%           2000**  -1.6%       2.6%       1.0%       1.0%
-------------------------------------------------------   -------------------------------------------------

 *Lehman Municipal Bond Index.
**Six months ended May 31, 2000.
See Financial Highlights table on page 17 for dividend information since the fund's inception.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 2000*
--------------------------------------------------------------------------------
                                 INCEPTION               SINCE INCEPTION
                                 DATE             ---------------------------
                                            1 YEAR  CAPITAL  INCOME   TOTAL

Massachusetts Tax-Exempt Fund    12/9/1998  -1.53%  -5.32%   4.49%    -0.83%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
MAY 31, 2000 (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      FACE   MARKET
                                                                                                          MATURITY  AMOUNT   VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                                                       COUPON                 DATE      (000)    (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (98.9%)
-----------------------------------------------------------------------------------------------------------------------------------
ISSUER INSURED (55.6%)
Beverly MA GO                                                                        4.75%             9/1/2016(2)   1,025      891
Beverly MA GO                                                                        4.80%             9/1/2017(2)   1,080      936
Boston MA Water & Sewer Rev.                                                         5.00%            11/1/2028(3)   1,750    1,480
Chelsea MA GO                                                                        5.50%            6/15/2009(2)      90       91
Easton MA GO                                                                         5.00%            10/1/2017(1)   1,205    1,082
Haverhill MA GO                                                                      5.00%             6/1/2016(3)   1,420    1,290
Lynn MA GO                                                                           5.25%             6/1/2013(2)   1,530    1,473
Lynn MA Water & Sewer Rev.                                                          5.125%            12/1/2017(4)   2,000    1,816
Malden MA GO                                                                         5.00%            10/1/2015(2)     500      457
Marlborough MA GO                                                                    6.75%            6/15/2008(3)   1,400    1,532
Mashpee MA GO                                                                       5.125%             2/1/2011(1)   1,025      998
Mashpee MA GO                                                                        5.35%             2/1/2012(1)   1,525    1,507
Massachusetts Bay Transp. Auth.                                                      5.00%             3/1/2028(1)   2,495    2,115
Massachusetts Dev. Finance Agency Rev. (Brooks School)                              5.125%             7/1/2015(1)     560      523
Massachusetts Dev. Finance Agency Rev. (Brooks School)                              5.125%             7/1/2016(1)     585      542
Massachusetts Dev. Finance Agency Rev. VRDO (Brooks School)                          4.25%             6/8/2000(1)     800      800
Massachusetts Educ. Financing Auth. Educ. Loan Rev.                                  4.55%             7/1/2009(2)   2,000    1,800
Massachusetts Educ. Financing Auth. Educ. Loan Rev.                                  4.65%             7/1/2010(2)   1,500    1,350
Massachusetts Educ. Financing Auth. Educ. Loan Rev.                                  6.05%            12/1/2017(1)   3,000    2,984
Massachusetts Frontier Regional School Dist. GO                                      5.00%            6/15/2017(2)   1,000      896
Massachusetts Health & Educ. Fac. Auth. Rev. (Bentley College)                      5.00%              7/1/2023(1)   2,500    2,156
Massachusetts Health & Educ. Fac. Auth. Rev.
(Berklee College of Music)                                                           5.00%          10/1/2017(1)**   1,250    1,123
Massachusetts Health & Educ. Fac. Auth. Rev.
(Boston Medical Center)                                                              5.00%             7/1/2019(1)      50       43
Massachusetts Health & Educ. Fac. Auth. Rev.
(Boston Medical Center)                                                              5.25%             7/1/2012(1)     150      142
Massachusetts Health & Educ. Fac. Auth. Rev.
(Brandeis Univ.)                                                                     5.25%            10/1/2016(1)     550      516

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                    FACE     MARKET
                                                                                                       MATURITY   AMOUNT     VALUE*
MASSACHUSETTS TAX-EXEMPT FUND                                                       COUPON                 DATE    (000)      (000)
-----------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health & Educ. Fac. Auth. Rev.
(Harvard Pilgrim Health)                                                             4.75%             7/1/2022(4)   1,000      787
Massachusetts Health & Educ. Fac. Auth. Rev.
(Harvard Pilgrim Health)                                                             5.00%             7/1/2018(4)      80       68
Massachusetts Health & Educ. Fac. Auth. Rev. (Lahey Clinic)                          7.85%             7/1/2003(1)     360      386
Massachusetts Health & Educ. Fac. Auth. Rev.
(Massachusetts General Hosp.)                                                        6.25%             7/1/2012(2)     500      532
Massachusetts Health & Educ. Fac. Auth. Rev. (Northeastern Univ.)                    5.00%            10/1/2017(1)     970      867
Massachusetts Health & Educ. Fac. Auth. Rev. (Northeastern Univ.)                    5.00%            10/1/2022(1)   1,750    1,515
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)                                                         5.25%             7/1/2003(4)      80       80
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)                                                         5.25%             7/1/2015(1)     390      359
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)                                                        5.375%             7/1/2024(1)   1,640    1,461
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts Memorial)                                                    5.00%             7/1/2018(2)     550      475
Massachusetts Health & Educ. Fac. Auth. Rev.
(Univ. of Massachusetts)                                                            5.875%            10/1/2029(3)   5,000    4,874
Massachusetts Housing Finance Agency
Single Family Housing Rev.                                                           5.15%            12/1/2012(2)   3,300    3,045
Massachusetts Ind. Finance Agency Rev.
(College of the Holy Cross)                                                          5.50%             3/1/2016(1)   1,000      965
Massachusetts Port Auth. Rev.                                                        5.25%             7/1/2008(4)   2,000    1,970
Massachusetts Port Auth. Rev. (US Airways)                                           5.25%             9/1/2011(1)   1,480    1,423
Massachusetts Port Auth. Rev. (US Airways)                                           5.25%             9/1/2012(1)   1,535    1,458
Massachusetts Port Auth. Rev. (US Airways)                                           5.25%             9/1/2013(1)   1,610    1,513
Massachusetts Special Obligation Rev.                                                5.50%             6/1/2010(2)   3,150    3,176
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)                            0.00%             1/1/2020(1)   3,000      920
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)                            5.00%             1/1/2027(1)   2,500    2,135
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)                            5.00%             1/1/2037(1)    4,500   3,733
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)                           5.125%             1/1/2023(1)     500      441
Massachusetts Turnpike Auth. Rev. (Metro. Highway System)                            5.25%             1/1/2029(1)      60       53
Massachusetts Water Resources Auth. Rev.                                             5.50%    11/1/2006(3)(Prere.)     120      123
Massachusetts Water Resources Auth. Rev.                                             5.50%             8/1/2014(4)   3,250    3,218
Massachusetts Water Resources Auth. Rev. VRDO                                        4.00%             6/7/2000(2)   2,400    2,400
Methuen MA GO                                                                       4.875%            5/15/2017(3)   2,080    1,817
Methuen MA GO                                                                        5.00%            11/1/2014(3)     450      415
Narragansett MA Regional School Dist.                                                6.50%            6/1/2013(2)+   1,210    1,300
Plymouth County MA COP (Correctional Fac.)                                           5.00%            10/1/2015(2)   1,000      912
Westfield MA GO                                                                      5.00%             5/1/2020(3)   1,715    1,523
Worcester MA GO                                                                      5.00%             8/1/2017(1)   1,920    1,720
Worcester MA GO                                                                      5.75%             4/1/2015(4)   1,000    1,001
OUTSIDE MASSACHUSETTS:
Puerto Rico Govt. Dev. Bank VRDO                                                     3.40%             6/7/2000(1)     210      210
Puerto Rico Highway and Transp. Auth. Rev.                                          5.875%            7/1/2035(1)+   2,500    2,476
Puerto Rico Public Buildings Auth. Public Educ. & Health Fac.                        5.75%             7/1/2010(2)   2,000    2,085
                                                                                                                            -------
                                                                                                                             79,979
                                                                                                                            -------

NONINSURED (43.3%)

Boston MA GO                                                                         5.75%                2/1/2017   2,460    2,439
Boston MA GO                                                                         5.75%                2/1/2018   1,955    1,927
Boston MA Water & Sewer Comm. Rev.                                                   5.75%               11/1/2013     540      549
Massachusetts Bay Transp. Auth.                                                     5.125%                3/1/2014      80       75
Massachusetts Bay Transp. Auth.                                                      7.00%                3/1/2009   2,000    2,224
Massachusetts Dev. Finance Agency (Smith College)                                    5.75%                7/1/2014   1,195    1,204
Massachusetts Dev. Finance Agency (Suffolk Univ.)                                    5.85%                7/1/2029   2,000    1,783
Massachusetts Dev. Finance Agency (Waste Management Inc.)                            6.90%               12/1/2009    2,000    1,996
Massachusetts Dev. Finance Agency
(Xaverian Brothers High School)                                                      5.55%                7/1/2019   1,000      885
Massachusetts Dev. Finance Agency
(Xaverian Brothers High School)                                                      5.65%                7/1/2029   1,500    1,301



-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      FACE   MARKET
                                                                                                       MATURITY     AMOUNT   VALUE*
                                                                                    COUPON                 DATE      (000)    (000)
-----------------------------------------------------------------------------------------------------------------------------------

Massachusetts GO                                                                     5.25%                9/1/2008   1,850  $ 1,847
Massachusetts GO                                                                     7.00%       12/1/2000(Prere.)   1,315    1,331
Massachusetts Grant Anticipation Notes                                              5.125%              12/15/2010   1,480    1,435
Massachusetts Grant Anticipation Notes                                              5.125%               6/15/2014     300      280
Massachusetts Grant Anticipation Notes                                               5.25%              12/15/2011     180      175
Massachusetts Health & Educ. Fac. Auth. Rev. (Amherst College)                       5.00%               11/1/2023   1,500    1,292
Massachusetts Health & Educ. Fac. Auth. Rev. (Boston College)                        5.00%                6/1/2018     200      177
Massachusetts Health & Educ. Fac. Auth. Rev.
(Caritas Christi Obligated Group)                                                    5.70%                7/1/2015   6,165    5,109
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)                                                         5.25%                7/1/2011   2,080    1,912
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)                                                         5.25%                7/1/2014   1,000      885
Massachusetts Health & Educ. Fac. Auth. Rev.
(Partners Healthcare System)                                                         5.25%                7/1/2015   3,000    2,630
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO
(Univ. of Massachusetts)                                                             3.95%                6/7/2000   2,000    2,000
Massachusetts Health & Educ. Fac. Auth. Rev. VRDO (Harvard Univ.)                    4.05%                6/8/2000   1,355    1,355
Massachusetts Ind. Finance Agency Resource Recovery Rev.
(Refusetech Inc. Project)                                                            6.15%                7/1/2002     480      484
Massachusetts Ind. Finance Agency Resource Recovery Rev.
(Refusetech Inc. Project)                                                            6.30%                7/1/2005   2,000    2,041
Massachusetts Ind. Finance Agency Rev. (BioMed Research Corp.)                       0.00%                8/1/2004     520      414
Massachusetts Muni. Wholesale Electric Co.
Power Supply System Rev.                                                             6.75%        7/1/2002(Prere.)   1,570    1,654
Massachusetts Port Auth. Rev.                                                        5.00%                7/1/2018     500      442
Massachusetts Port Auth. Rev.                                                        5.00%                7/1/2027   2,500    2,124
Massachusetts Port Auth. Rev. (United Airlines)                                      5.75%               10/1/2007   4,450    4,310
Massachusetts Water Pollution Abatement Trust                                       5.125%                8/1/2014     500      473
Massachusetts Water Pollution Abatement Trust                                       5.375%                8/1/2027   3,000    2,737
Massachusetts Water Pollution Abatement Trust                                        5.50%                8/1/2029   1,000      926
Massachusetts Water Pollution Abatement Trust                                        5.75%                8/1/2029   3,105    2,970
Massachusetts Water Resources Auth. Rev.                                             4.00%                6/7/2000   1,300    1,300
Massachusetts Water Resources Auth. Rev.                                             5.50%      7/15/2002 (Prere.)      80       81
Rail Connections Inc. MA Rev.                                                        5.30%                7/1/2009   1,045      986
Rail Connections Inc. MA Rev.                                                        5.40%                7/1/2010     520      489
Rail Connections Inc. MA Rev.                                                        5.50%                7/1/2011   1,175    1,102
Rail Connections Inc. MA Rev.                                                        6.00%                7/1/2012     570      558
Rail Connections Inc. MA Rev.                                                        6.00%                7/1/2014   1,030      994
Univ. of Massachusetts Building Auth. Rev.                                          6.875%                5/1/2014   1,000    1,123
Weston MA BAN                                                                        4.50%               9/14/2000   2,170    2,167
                                                                                                                            -------
                                                                                                                             62,186
                                                                                                                            -------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
         (COST $149,397)                                                                                                    142,165
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.1%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                          5,656
Liabilities                                                                                                                 (4,080)
                                                                                                                            -------
                                                                                                                              1,576
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 15,794,558  outstanding  $.001 par value shares of beneficial interest
  (unlimited authorization)                                                                                                $143,741
===================================================================================================================================
NET ASSET VALUE PER SHARE                                                                                                     $9.10
===================================================================================================================================
 *See Note A in Notes to Financial Statements.
**Security segregated as initial margin for open futures contracts.
 +Security  purchased on a when-issued  or delivery  basis for which the fund has not taken  delivery as of May 31, 2000.  For key to  abbreviations  and other references, see page 14.

                                                             AMOUNT       PER
MASSACHUSETTS TAX-EXEMPT FUND                                 (000)     SHARE
--------------------------------------------------------------------------------
AT MAY 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------

Paid in Capital                                            $152,861     $9.68
Undistributed Net Investment Income                              --        --
Accumulated Net Realized Losses                             (1,952)     (.12)
Unrealized Appreciation (Depreciation)--Note F
         Investment Securities                              (7,232)     (.46)
         Futures Contracts                                       64        --
--------------------------------------------------------------------------------
NET ASSETS                                                 $143,741     $9.10
================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
COP--Certificate of Participation.
GO--General Obligation Bond.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
The insurance does not guarantee the market value of the municipal bonds.

STATEMENT OF OPERATIONS

     This Statement shows interest earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.
--------------------------------------------------------------------------------
                                                   MASSACHUSETTS TAX-EXEMPT FUND
                                                   SIX MONTHS ENDED MAY 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                                3,530
                                                                         -------
       Total Income                                                        3,530
                                                                         -------
EXPENSES
  The Vanguard Group--Note B
      Investment Advisory Services                                             7
      Management and Administrative                                           89
      Marketing and Distribution                                              12
         Custodian Fees                                                        1
         Auditing Fees                                                         4
         Shareholders' Reports                                                14
                                                                         -------
                  Total Expenses                                             127
                  Expenses Paid Indirectly--Note C                           (1)
                                                                         -------
                  Net Expenses                                               126
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      3,404
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
         Investment Securities Sold                                        (904)
         Futures Contracts                                                    22
--------------------------------------------------------------------------------
REALIZED NET LOSS                                                          (882)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                 (1,030)
   Futures Contracts                                                          64
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                           (966)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       1,556
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------
                                                                             MASSACHUSETTS
                                                                            TAX-EXEMPT FUND
                                                                    --------------------------------
                                                                      SIX MONTHS
                                                                           ENDED    DEC. 9, 1998* TO
                                                                    MAY 31, 2000       NOV. 30, 1999
                                                                           (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS

  Net Investment Income                                                    3,404               3,623
  Realized Net Loss                                                        (882)             (1,070)
  Change in Unrealized Appreciation (Depreciation)                         (966)             (6,202)
                                                                        ----------------------------
     Net Increase (Decrease) in Net Assets Resulting from Operations       1,556             (3,649)
                                                                        ----------------------------
DISTRIBUTIONS
  Net Investment Income                                                  (3,404)             (3,623)
  Realized Capital Gain                                                       --                  --
                                                                        ----------------------------
     Total Distributions                                                 (3,404)             (3,623)
                                                                        ----------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                                  61,360             148,562
  Issued in Lieu of Cash Distributions                                     2,412               2,870
  Redeemed                                                              (32,024)            (30,464)
                                                                        ----------------------------
     Net Increase from Capital Share Transactions                         31,748             120,968
----------------------------------------------------------------------------------------------------
  Total Increase                                                          29,900             113,69
----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period--Note G                                            113,841                 145
                                                                        ----------------------------
  End of Period                                                         $143,741            $113,841
====================================================================================================
1Shares Issued (Redeemed)
  Issued                                                                   6,716              15,185
  Issued in Lieu of Cash Distributions                                       264                 301
  Redeemed                                                               (3,490)             (3,195)
                                                                        ----------------------------
     Net Increase in Shares Outstanding                                    3,490              12,291
====================================================================================================
*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

----------------------------------------------------------------------------------------------------------------

                                                                                   MASSACHUSETTS TAX-EXEMPT FUND
                                                                            SIX MONTHS ENDED    DEC. 9, 1998* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                  MAY 31, 2000       NOV. 30, 1999
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $9.25              $10.00
----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                                  .237                .420
 Net Realized and Unrealized Gain (Loss) on Investments                               (.150)              (.750)
                                                                                --------------------------------
     Total from Investment Operations                                                   .087              (.330)
                                                                                --------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                                 (.237)              (.420)
 Distributions from Realized Capital Gains                                                --                  --
                                                                                --------------------------------
     Total Distributions                                                              (.237)              (.420)
----------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                         $9.10             $  9.25
================================================================================================================

TOTAL RETURN                                                                           0.95%              -3.38%
================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                                   $144                $114
 Ratio of Total Expenses to Average Net Assets                                       0.19%**             0.20%**
 Ratio of Net Investment Income to Average Net Assets                                5.12%**             4.57%**
 Portfolio Turnover Rate                                                               29%**                 39%
================================================================================================================
 *Commencement of operations.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Massachusetts.

A.   The  following  significant   accounting  policies  conform   to  generally
accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. FUTURES CONTRACTS: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

     5. OTHER: Security transactions are accounted for on the date securities are bought or sold. costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2000, the fund had contributed capital of $27,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.03% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2000, custodian fee offset arrangements reduced expenses by $1,000.

D. During the six months ended May 31, 2000, the fund purchased $47,078,000 of investment securities and sold $17,637,000 of investment securities, other than temporary cash investments.

E. At November 30, 1999, the fund had available a capital loss carryforward of $1,070,000 to offset future net capital gains through November 30, 2007.

F. At May 31, 2000, net unrealized depreciation of investment securities for federal income tax purposes was $7,232,000, consisting of unrealized gains of $318,000 on securities that had risen in value since their purchase and $7,550,000 in unrealized losses on securities that had fallen in value since their purchase.

     At May 31, 2000, the aggregate settlement value of open futures contracts expiring in June 2000 and the related unrealized appreciation were:
     ---------------------------------------------------------------------------
                                                           (000)
                                             -----------------------------------
                                                AGGREGATE
                             NUMBER OF         SETTLEMENT       UNREALIZED
     FUTURES CONTRACTS    LONG CONTRACTS          VALUE        APPRECIATION
     ---------------------------------------------------------------------------
     Municipal Bond Index      28                $2,622            $64
     ---------------------------------------------------------------------------
G. The fund was organized on August 17, 1998, and its operations up to December 9, 1998, were limited to the sale and issuance of 14,479 shares of its common stock, at $10 per share, to a family member of an officer of the fund.

THE  VANGUARD(R)  FAMILY OF FUNDS

STOCK FUNDS
--------------------------------------------------------------------------------
500 Index Fund
Aggressive  Growth Fund
Calvert  Social  Index(TM)  Fund*
Capital  Opportunity  Fund
Convertible Securities Fund
Developed  Markets Index Fund
Emerging Markets Stock Index Fund*
Energy Fund
Equity  Income Fund
European  Stock Index Fund*
Explorer(TM)Fund
Extended  Market  Index Fund*
Global  Equity Fund Gold and Precious  Metals Fund
Growth and Income Fund Growth
Equity Fund Growth  Index Fund*
Health Care Fund
Institutional Developed   Markets
 Index  Fund
Institutional Index  Fund*
International Growth  Fund
International Value  Fund
Mid-Cap  Index  Fund*
Morgan(TM) Growth Fund Pacific Stock Index Fund*
PRIMECAP Fund
REIT Index Fund
Selected Value Fund Small-Cap Growth Index Fund*
Small-Cap Index Fund*
Small-Cap Value Index Fund*
Tax-Managed Capital
 Appreciation Fund*
Tax-Managed Growth and
 Income Fund*
Tax-Managed International Fund*
Tax-Managed  Small-Cap Fund*
Total International  Stock Index Fund
Total Stock Market Index Fund*
U.S. Growth Fund
U.S. Value Fund
Utilities  Income  Fund
Value  Index  Fund*
Windsor(TM)  Fund
Windsor(TM) II Fund

BALANCED FUNDS
--------------------------------------------------------------------------------
Asset Allocation Fund
Balanced Index Fund
Global  Asset Allocation  Fund
LifeStrategy(R)Conservative
 Growth  Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed  Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
--------------------------------------------------------------------------------
Admiral(TM)Intermediate-Term
 Treasury Fund
Admiral(TM)Long-Term Treasury
 Fund
Admiral(TM)Short-Term Treasury
 Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt
 Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term  Tax-Exempt
 Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index  Fund
Short-Term Corporate Fund*
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt  Bond  Funds
 (California, Florida,
 Massachusetts,  New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund*

MONEY MARKET FUNDS
--------------------------------------------------------------------------------
Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund*
State Tax-Exempt Money Market
 Funds (California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE  ANNUITY PLAN
--------------------------------------------------------------------------------
Balanced  Portfolio
Diversified  Value Portfolio
Equity Income  Portfolio
Equity  Index  Portfolio
Growth  Portfolio  High-Grade  Bond
Portfolio  High Yield  Bond  Portfolio
International  Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio

*Offers Institutional Shares.

For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. Noted in parentheses is the year in which the trustee joined the Vanguard board.

TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O.  WELCH,  JR.  (1971)  Retired  Chairman   of  Nabisco   Brands,   Inc.;
retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY Secretary; Managing Director an Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS  J.  HIGGINS   Treasurer;   Principal  of  The   Vanguard   Group,  Inc.;
Treasurer of each of the investment companies in The Vanguard
Group.


VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON  Legal Department.
ROBERT A. DISTEFANO  Information Technology.
JAMES H. GATELY  Individual Investor Group.
KATHLEEN C. GUBANICH  Human Resources.
IAN A. MACKINNON  Fixed Income Group.
F. WILLIAM MCNABB, III  Institutional Investor Group.
MICHAEL S. MILLER  Planning and Development.
RALPH K. PACKARD  Chief Financial Officer.
GEORGE U. SAUTER  Quantitative Equity Group.

[SHIP GRAPHIC]
[THE VANGUARD GROUP(R) LOGO]

Post Office 2600
Valley Forge, Pennsylvania 19482-2600

ABOUT OUR COVER
Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's
shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q1682 072000

(C)2000 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.